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                                                                   Exhibit 10.22


                       NONQUALIFIED STOCK OPTION AGREEMENT

                  AGREEMENT made as of July 1, 1999, effective as of June 14, 1999 (the "Date of Grant") between VitaminShoppe.com, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), and Kathryn H. Creech (hereinafter referred to as the "Employee").

                               W I T N E S S E T H

                  WHEREAS, the Corporation desires, in connection with the employment of the Employee and in accordance with its Stock Option Plan for Employees, effective as of June 14, 1999 (the "Plan"), to provide the Employee with an opportunity to acquire Shares of the Corporation on favorable terms and thereby increase her proprietary interest in the continued progress and success of the business of the Corporation;

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Employee hereby agree as follows:

                  1. Definitions. Any capitalized term not defined herein shall have the meaning set forth in the Employee's employment agreement.

                  2. Grant of Option. The Corporation hereby issues to the Employee the right and option to purchase from the Corporation 255,000 shares of the Corporation's Class A Common Stock, par value $.01 per share (the "Shares") at an exercise price of $5.88 per share. In addition, the Employee shall have the anti-dilution protection specified in Section 2(D)(3)(a) of her employment agreement, as in effect on the date hereof. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  3. Exercise of Option. The Option shall be exercisable on the terms and conditions hereinafter set forth:

                           (a) The Option shall (A) become exercisable at a rate
of one-third (33-1/3%) on each of the first three anniversaries of the Date of Grant, and (B) become exercisable earlier than in (A) above upon a Change in Control, IPO of the Corporation or Employee's death or Disability to the extent provided in the Employee's employment agreement, as in effect on the date hereof.

                  4. Term of Option. The term of the Option shall be a period of ten (10) years from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement. All Options, to the extent unexercised, shall expire on the day immediately prior to the tenth anniversary of the Date of Grant. The holder of the Option shall not have any rights to dividends or any other rights of a stockholder with respect to any Shares subject to the Option until such Shares shall have been issued to her (as evidenced by the appropriate entry on the books of a duly
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authorized transfer agent of the Corporation), provided that the date of issuance shall not be earlier than the date this Option is exercised and payment of the full purchase price of the Shares (with respect to which this Option is exercised) is made to the Corporation.

                  5. Non-Transferability of Option. The Option shall not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process, except as may be provided in the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions of the Plan, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Corporation or any Parent or Subsidiary may have under this Agreement or otherwise.

                  6. Exercise Upon Cessation of Employment. (a) If the Employee at any time ceases to be an employee of the Corporation and of any Parent or Subsidiary by reason of her discharge for Good Cause, at the time of such termination of employment, the Option (whether or not then exercisable to any extent) shall terminate and the Employee shall forfeit all rights hereunder. If, however, the Employee ceases to be an Employee for any other reason (other than death), any outstanding portion of an Option that has not become exercisable shall terminate on the date of such termination of employment (unless provided otherwise by the Board or the Committee, in its sole discretion, as applicable). In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof. Notwithstanding the foregoing provisions of this Section 6, so long as there has not been an IPO, the Corporation shall have the right in its sole discretion to purchase during the one year period following the date of the Employee's termination of employment, and the Employee shall have the obligation to sell to the Corporation during such period (i) any outstanding exercisable Option at its then Fair Market Value (which in all cases shall be the difference between the Fair Market Value of each Share under such Option and the exercise price) and (ii) any Shares purchased by the Employee through the exercise of an Option at their then Fair Market Value.

                           (b) The Option shall not be affected by any change of
duties or position of the Employee so long as she continues to be an Employee except as described in Section 7 of the Plan; notwithstanding the foregoing, if Employee elects to receive additional options pursuant to Section 2(D)(3)(b)(ii) of her employment agreement she will be deemed to have irrevocably waived her right to have the vesting of her Options accelerate pursuant to Section 7B of the Plan. If the Employee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of her employment by the Corporation or of any Parent or Subsidiary thereof for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

                  7. Exercise Upon Death. If the Employee dies while she is employed by the Corporation or by any Parent or Subsidiary and on or after the first date upon which she would have


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been entitled to exercise the Option under the provisions of Section 3 hereof, the Option may, but only to the extent exercisable (and not exercised) on the date of her death, be exercised by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) for the remainder of its original term, at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights thereunder. So long as there has been no Initial Public Offering, and subject to any restrictions or conditions set forth in applicable credit and other financing agreements of the Corporation, (i) with respect to any outstanding Option exercisable by the estate or beneficiary of a deceased Participant, such estate or beneficiary shall have the right to sell to the Corporation during the one year period following the date of death of the Participant, and the Corporation shall have the obligation to purchase, such Option at its then Fair Market Value; and (ii) with respect to shares of Common Stock held of record or beneficially by the estate or beneficiary of a deceased Participant through the exercise of such Option, such estate or beneficiary shall have the right to sell to the Corporation during the one year period following the date of death of the Participant, and the Corporation shall have the obligation to purchase, such Shares at their then Fair Market Value. Notwithstanding the foregoing provisions of this Section 7, at any time during the one year period following the date of death of the Employee, the Corporation shall have the right in its sole discretion to purchase, and the estate or beneficiary of the Employee shall have the obligation to sell to the Corporation (i) any outstanding Option exercisable by the estate or beneficiary for an amount equal to the Fair Market Value of a Share minus the exercise price of such Option and (ii) any Shares held of record or beneficially by the estate or beneficiary through the exercise of an Option at their then Fair Market Value.

                  8. Registration. The Corporation may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

                  9. Method of Exercise of Option. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by written notice to the Secretary of the Corporation (the "Notice") with provision for payment to the Corporation in accordance with the procedure prescribed herein. Each such Notice shall:

                           (i) state the election to exercise the Option and the number of Shares with respect to which it is being exercised;

                           (ii) contain a representation and agreement as to investment intent, if required by counsel to the Corporation with respect to such Shares, in a form satisfactory to such counsel;

                           (iii) be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel to the Corporation, of the right of such other person or persons to exercise the Option;


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                           (iv) include payment of the full purchase price for
         the shares of Common Stock to be purchased pursuant to such exercise of the Option; and

                           (v) be received by the Corporation on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Corporation's executive office, such written Notice must be received at such office on or before the last regular business day prior to such date of expiration.

                           (b) Payment of the exercise price of an Option shall
be made (i) by delivering to the Corporation a certified or bank cashier's check payable to the order of the Corporation, (ii) by delivering to the Corporation properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company, (iii) by having withheld from the total number of shares of Common Stock to be acquired upon the exercise of this Option a specified number of such shares of Common Stock, (iv) by any form of "cashless" exercise, or (v) by any combination of the above.

                           (c) The Option shall be deemed to have been exercised
on the date the Notice was received by the Corporation with respect to any particular shares of Common Stock if, and only if the preceding, provisions of this Section 9 and the provisions of Section 10 hereof shall have been complied with, and any Notice shall be void and of no effect if all of the provisions of
Section 9 and of Section 10 shall not have been complied with.

                           (d) The certificate or certificates for shares of
Common Stock as to which an Option is exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary), or if the Option is exercised by the Employee and the Employee so requests in the Notice exercising the Option, will be registered in the name of the Employee and another person jointly, with right of survivorship, and will be delivered as soon as practicable after the date the Notice is received by the Corporation (accompanied by full payment of the exercise price), but only upon compliance with all of the provisions of this Agreement.

                           (e) If the Employee fails to accept delivery of and
pay for all or any part of the number of Shares specified in such Notice, her right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Committee. The Option may be exercised only with respect to full Shares.

                           (f) The Corporation shall not be required to issue or
deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to the payment to the Corporation, upon its demand, of any amount requested by the Corporation for the purpose of satisfying its liability, if any, to withhold state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of Shares thereupon. Such payment shall be made by the Employee in cash or, with the consent of the Corporation, by tendering to the Corporation shares of Common Stock equal in value


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to the amount of the required withholding. In the alternative, the Corporation may, at its option, satisfy such withholding requirements by withholding from the Shares to be delivered to the Employee pursuant to an exercise of this Option the number of Shares equal in value to the amount of the required withholding.

                  10. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including, but not limited to, compliance with the requirements of the Securities Act and the Exchange Act, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

                  11. Resale of Common Stock. (a) If so requested by the Corporation, upon any sale or transfer of the Common Stock purchased upon exercise of the Option, the Employee shall deliver to the Corporation an opinion of counsel satisfactory to the Corporation to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act, and that there is in effect a current prospectus meeting the requirements of Section 10(a) of the Securities Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of said Act.

                           (b) The Shares issued upon exercise of an Option
shall bear the following legend, if required by counsel for the Corporation:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO TRANSFER OF SUCH SECURITIES MAY BE MADE UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                  12. Reservation of Shares. Unless the Shares are readily tradable on a generally recognized securities market, the Corporation shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

                  13. Confidential Information. During the employment of the Employee by the Corporation and thereafter, the Employee shall not disclose to anyone else, directly or indirectly, any proprietary or business sensitive information concerning the business of the Corporation, its Parent or Subsidiary, or use, or permit or assist, by acquiescence or otherwise, anyone else to use, directly or indirectly, any such information. Such information shall include all information to the extent not generally known to the public which, if released to unauthorized persons, could be detrimental to


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the reputation or business interests of the Corporation, its Parent or
Subsidiary. Notwithstanding any provision in this Agreement to the contrary, the right of the Employee to exercise the Option shall terminate upon a determination by the Committee, in its sole discretion, that the Employee has engaged in the foregoing conduct. The provisions of this Section 13 shall not apply to such disclosure where the Employee is legally required to do so.

                  14. Employment. Nothing contained in this Agreement shall be construed (a) as a contract of employment between the Employee and the Corporation or any Parent or Subsidiary, (b) as a right of the Employee to be continued in the employ of the Corporation or of any Parent or Subsidiary, or
(c) as a limitation of the right of the Corporation or of any Parent or Subsidiary to discharge the Employee at any time, with or without cause.

                  15. Limitation of Action. The Employee and the Corporation each acknowledges that every right of action accruing to her or it, as the case may be, and arising out of or in connection with this Agreement against the Corporation or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

                  16. Notices. Each notice relating to this Agreement shall be in writing and delivered in person, by air courier or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to them at VitaminShoppe.com, Inc., c/o Vitamin Shoppe Industries, Inc., 4700 Westside Avenue, North Bergen, New Jersey, Attn: President. All notices to the Employee shall be addressed to (a) the Employee at 31 Cooper Beech Road, Greenwich, Connecticut 06830 and (b) Louis L. Broudy, Esq., Broudy & Associates, P.C., 230 Park Avenue, Suite 2400, New York, New York 10169. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

                  17. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Employee and all rights granted to the Corporation under this Agreement shall be binding upon the Employee's heirs, legal representatives, successors and assigns.

                  18. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

                  19. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of New York.

                  20. Incorporation of Terms of Plan. This Agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference, and in the event of any conflict or inconsistency between the provision of this Agreement


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and the Plan, the Plan shall govern. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions hereof and the terms and provisions of the Employee's employment agreement (as in effect on the date hereof), the terms of such employment agreement shall control.

                  IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its name and its corporate seal to be hereunto affixed and the Employee has hereunto set her hand all as of the date, month and year first above written.

                                   VitaminShoppe.com, Inc.

                                   By:
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                                   Name:  Jeffrey Horowitz
                                   Title: Chairman of the Board of Directors



                                   -----------------------------------------
                                   Kathryn H. Creech



                                   -----------------------------------------
                                   Social Security Number


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